SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant   /X/
Filed by a Party other than the Registrant /  /

Check the appropriate box:
/  / Preliminary Proxy Statement
/ / Confidential,  for Use of the Commission Only (as permitted by Rule 14a-6(e)
(2))
/ / Definitive  Proxy  Statement
/X/ Definitive  Additional  Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        LEXMARK INTERNATIONAL GROUP, INC.
 ---------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------
     (5) Total fee paid:
     ---------------------------------------------------------------------------
/  / Fee paid previously with preliminary materials.
/  / Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

[LEXMARK LETTERHEAD]

                                 REMINDER NOTICE
                                 ---------------


April 14, 1999


Dear Stockholder:

         On or about March 22, 1999, we sent to you a Notice of our Annual Meeting of Stockholders to be held on April 29, 1999 along with a Proxy Statement describing in detail the proposals to be acted upon at the meeting. It is important that your shares be represented. Since the time remaining is short, we urge you to mark, sign and date the enclosed proxy card and return it in the enclosed postage paid envelope as soon as possible.

         Following is a brief summary of the proposals which will be acted upon at the April 29 meeting:

         Proposal 1 - To elect three Directors (B. Charles Ames, Ralph E. Gomory and Marvin L. Mann) for terms expiring in 2002;

         Proposal 2 - To approve the 1999 Employee Stock Purchase Plan;

         Proposal 3 - To approve certain terms and conditions of Annual Incentive Compensation Awards for select executive officers;

         Proposal 4 - To approve an amendment to the Third Restated Certificate of Incorporation that would increase the number of authorized shares of Class A Common Stock from 160 million to 450 million;

         Proposal 5 - To approve an amendment to the Third Restated Certificate of Incorporation that would fix the size of the Board of Directors at no more than fourteen; and

         To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The Directors to be elected at the meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld from a nominee. Votes that are withheld will have no effect on the outcome of the election because Directors will be elected by a plurality of the votes cast. Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of Directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding other proposals. The affirmative vote of a majority of the shares of Class A Common Stock present in person or by proxy is required to approve Proposals 2 and 3 and the affirmative vote of a majority of the outstanding shares of Class A Common Stock is required to approve Proposals 4 and 5.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. TO ENSURE THAT YOUR SHARES ARE INCLUDED, PLEASE MARK YOUR VOTE AND SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         Thank you for your cooperation.

                                                     Very truly yours,




                                                     Vincent J. Cole
                                                     Secretary

                                                                      APPENDIX I

                                [Form of Proxy]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5 AND OTHERWISE IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDER.

Please mark your votes as indicated in this example.    X

1. ELECTION OF DIRECTORS - TERMS TO EXPIRE 2002 (B. Charles Ames, Ralph E. Gomory and Marvin L. Mann).

FOR all nominees listed above (except as marked to the contrary)
                                                                 -----

WITHHOLD AUTHORITY (to vote for all nominees listed above)
                                                                 -----

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided below.)


                             ---------------------



2.  APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

FOR
          -----

AGAINST
          -----

ABSTAIN
          -----


3. APPROVAL OF CERTAIN TERMS AND CONDITIONS OF ANNUAL INCENTIVE COMPENSATION AWARDS FOR SELECT EXECUTIVE OFFICERS

FOR
          -----

AGAINST
          -----

ABSTAIN
          -----


4. APPROVAL OF AN AMENDMENT TO THE THIRD RESTATED CERTIFICATE OF INCORPORATION THAT WOULD INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 160 MILLION TO 450 MILLION

FOR
          -----

AGAINST
          -----

ABSTAIN
          -----


5. APPROVAL OF AN AMENDMENT TO THE THIRD RESTATED CERTIFICATE OF INCORPORATION THAT WOULD FIX THE SIZE OF THE BOARD OF DIRECTORS AT NO MORE THAN FOURTEEN

FOR
          -----

AGAINST
          -----

ABSTAIN
          -----


6. IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



I plan to attend the meeting
                                   -----------


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                      , 1999
          ----------------------------------

          ----------------------------------
                      (Signature)

          ----------------------------------
               (Signature if held jointly)


PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.


                              FOLD AND DETACH HERE

                                Admission Ticket



                                Annual Meeting Of
                                  Stockholders
                        Lexmark International Group, Inc.


                                 April 29, 1999
                                   10:00 a.m.
                                   Opera House
                              401 West Short Street
                            Lexington, Kentucky 40507

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                        LEXMARK INTERNATIONAL GROUP, INC.


         The undersigned hereby appoints Marvin L. Mann, Paul J. Curlander and Vincent J. Cole attorneys and proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all the shares of stock of Lexmark International Group, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held April 29, 1999 or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR AND "FOR" PROPOSALS 2, 3, 4 AND 5. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5. IF ANY OTHER BUSINESS SHOULD COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDER.

                           (Continued on reverse side)



                              FOLD AND DETACH HERE






              If you intend to attend the Annual Meeting, please be
                sure to check the "I plan to attend the meeting"
                      box on the reverse side of the Proxy.